Exhibit 10.15



                            TRITON ENERGY LIMITED
                         SECOND AMENDED AND RESTATED
                            1992 STOCK OPTION PLAN


          This Plan amends and restates the 1992 Stock Option Plan, initially adopted by Triton Energy Corporation in November 1992, as amended and restated by Triton Energy Corporation in November 1993, and as assumed by the Company in connection with the merger of a subsidiary of the Company with and into Triton Energy Corporation in March 1996. Capitalized terms used herein are defined in Article I.

          To the extent permitted under Rule 16b-3 and any applicable law or regulation, the amendments effected hereby shall apply to all outstanding Stock Options previously granted under the Plan; provided that, to the extent that any such amendment to any previously granted Stock Option would have an Adverse Consequence for a Participant, such amendment shall not so apply unless specifically consented to by the Participant.

         The Plan, as amended and restated, shall be effective as of April 9,, 1996, subject to shareholder approval of the amendments effected hereby, except as provided herein and except for Discretionary Amendments which do not require shareholder approval.

                                  PURPOSE

          The purpose of the Plan is to help the Company and its Subsidiaries attract and retain Employees, Directors and Advisors and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options and Nonqualified Stock Options which will:

                 (a) increase the interest of the Employees, Directors and Advisors in the Company's welfare;

                  (b) furnish an incentive to the Employees, Directors and Advisors to continue their services for the Company or its Subsidiaries; and

                      (c) provide a means through which the Company or its Subsidiaries may attract able persons to enter its employ or serve as
 Directors or Advisors.

       With respect to Reporting Participants, the Plan and transactions under the Plan (except as otherwise contemplated hereby) are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.



                                  ARTICLE I
                                Definitions

      For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        1.1 "Adverse Consequence" means (i) the loss of qualification of a Stock Option held by a Reporting Participant for special treatment under Rule 16b-3 or the commencement of a new holding period under such rule or (ii) the disqualification of an Incentive Stock Option for treatment as such under the Code.

     1.2 "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Stock Options in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

      1.3 "Board" means the Board of Directors of the Company as constituted from time to time.

       1.4 "Cause" means an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company, or other good cause. The term "other good cause" shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude, and substantial dependence, as judged by the
Committee, on alcohol or any controlled substance.    To the extent that a
Participant is a party to a written employment agreement with the Company or any Subsidiary that contains a provision setting forth consequences for termination for cause and a definition of cause, such definition shall control with respect to Stock Options.

      1.5 "Change in Control" means the occurrence of any of the following events: (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's Ordinary Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Ordinary Shares immediately prior to the merger would represent at least a majority of the common stock or ordinary shares of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company, (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes, without the prior approval of the Board, a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25.0% or more of the Company's then outstanding securities having the right to vote in the election of Directors of the Company, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the Directors of the Company, unless the election, or the nomination for election, by the Company's shareholders, of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of the period.

      1.6     "Code" means the Internal Revenue Code of 1986, as amended.

      1.7 "Committee" means the committees appointed or designated by the Board in accordance with Section 2.1 of the Plan.

      1.8     "Company" means Triton Energy Limited, a Cayman Islands company.

      1.9 "controlled substance" means a drug, immediate precursor, or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended.

     1.10 "Date of Grant" means the effective date on which a Stock Option is awarded to an Employee, Director or Advisor as set forth in the Stock Option Agreement.

      1.11     "Director" means a member of the Board.

      1.12 "Disability" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.

      1.13 "Discretionary Amendment" means any amendment to the Plan that does not require shareholder approval.

      1.14     "Employee" means an employee of the Company or of any Subsidiary.

      1.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      1.16 "Fair Market Value" of an Ordinary Share means (i) the closing price per share on the principal stock exchange on which the Ordinary Shares are traded, or (ii) the mean between the closing or average (as the case may be) bid and asked prices per Ordinary Share on the over-the-counter market, whichever is applicable.

      1.17 "Incentive Stock Option" means an option to purchase Ordinary Shares granted to a Participant and which is intended to be treated as an "incentive stock option" under Section 422 of the Code.

      1.18 "1934 Act" means the Securities Exchange Act of 1934, as amended.

      1.19 "Non-discretionary Stock Option" means a Nonqualified Stock Option granted to a Non-Employee Director under Article IV.

      1.20 "Non-Employee Director" means a Director of the Company who is not an Officer or Employee.

      1.21 "Nonqualified Stock Option" means any Stock Option that does not qualify as an Incentive Stock Option.

      1.22     "Officer" means an officer of the Company or any Subsidiary.

      1.23 "Ordinary Shares" means the Ordinary Shares, par value $.01 per share, of the Company or in the event that the outstanding Ordinary Shares are hereafter changed into or exchanged for shares or other securities of the Company or another issuer, such other shares or securities.

     1.24 "Participant" means any Employee, Director or Advisor who is, or who is proposed to be, a recipient of a Stock Option.

      1.25 "Plan" means this Triton Energy Limited Second Amended and Restated 1992 Stock Option Plan, as amended from time to time.

      1.26 "Reporting Participant" means a Participant whose transactions in the equity securities of the Company give rise to potential liability under
Section 16(b) of the 1934 Act.

      1.27 "Retirement" of a Participant shall be deemed to be retirement after reaching (i) age 65 or (ii) age 55 and having completed at least 10 years of service with the Company.

     1.28 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended from time to time, or any successor provision.

      1.29 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

       1.30 "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

       1.31 "Stock Options" means any and all Incentive Stock Options and Nonqualified Stock Options granted pursuant to the Plan.

      1.32 "Stock Option Agreement" means an agreement between the Company and a Participant with respect to one or more of the Stock Options.

        1.33 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.


                                  ARTICLE II
                        Administration; Eligibility

      2.1 Administration. The Plan shall be administered by a committee appointed by the Board, consisting of at least two Directors; provided that,
(i) with respect to any Stock Option that is granted to a Reporting Participant, such committee shall consist of at least such number of Directors as are required from time to time by Rule 16b-3, and each such committee member shall qualify as a "disinterested person" under Rule 16b-3; and (ii)
with respect to any Stock Option that is also intended to satisfy the requirements of the Section 162(m) Exception, such committee shall consist of at least such number of Directors as are required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall qualify as an "outside director" within the meaning of Section 162(m). Any member of the committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the committee may be filled by appointment by the Board.


     The Committee shall select one of its members to act as its Chairman, and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have complete discretion and authority to
(i)  designate  from  time  to  time the persons to whom Stock Options will be granted, (ii) interpret the Plan, (iii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine the terms, details and provisions of each Stock Option Agreement, (iv) modify or amend any Stock Option Agreement or waive any conditions or restrictions applicable to any Stock Option or the exercise thereof, and (v) make such other determinations and, subject to the terms of the Plan, take such other action as it deems necessary or advisable; provided that, without the approval of shareholders (by vote or consent of shareholders representing a majority of the shares present at a meeting and entitled to vote), the Committee shall not amend or modify any outstanding Stock Option to decrease the exercise price thereof. In this regard, the Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company of certain of the Participants or potential Participants. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

       With respect to restrictions ("mandated restrictions") in the Plan that are based on the requirements of Rule 16b-3, Section 422 of the Code, the
Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction, to the extent that any such mandated restrictions are no longer applicable, the Committee shall have the discretion and authority to grant Stock Options that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Stock Options.

     2.2 Eligibility. Any Employee (including an Employee who is also a Director or an Officer), Director (subject to the limits provided herein) and Advisor whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options. The Committee's determinations under the Plan (including without limitation determinations of which persons, if any, are to receive Stock Options, the form, amount and timing of such Stock Options, the terms and provisions of such Stock Options and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees, Directors and/or Advisors who receive, or are eligible to receive, Stock Options under the Plan.

                                 ARTICLE III
                           Shares Subject to Plan

        The Committee may not grant Stock Options under the Plan for more than 4,700,000 shares of Common Stock of the Company (as may be adjusted in accordance with Article XI or XII hereof), and no Participant shall be eligible to receive more than 50% of such shares. Shares to be distributed and sold may be made available from either authorized but unissued Ordinary Shares or Ordinary Shares held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option are no longer subject to purchase may be reofferred under the Plan.

                                  ARTICLE IV
              Non-Employee Directors' Automatic Stock Options

      4.1 Eligibility. Only Non-Employee Directors of the Company shall be eligible to receive grants of the Stock Options provided under this Article
 IV.

       4.2 Grant of Stock Options. Throughout the term of this Plan, on May 15 of each year, and, effective March 1, 1995, if a person is first appointed or elected as a Non-Employee Director other than at an annual meeting of shareholders of the Company then on the date of such appointment or election, the Committee shall grant to each Non-Employee Director of the Company a Nonqualified Stock Option to purchase 15,000 Ordinary Shares. The grant of Stock Options under this Article IV shall be evidenced by Stock Option Agreements setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option and such other terms and provisions as are consistent with the Plan.

       4.3 Option Exercise Price. The exercise price for a Stock Option granted under this Article IV shall be equal to 100% of the Fair Market Value of an Ordinary Share on the Date of Grant. Notwithstanding anything to the contrary in this Section 4.3, the exercise price of each Stock Option granted pursuant to this Article IV shall not be less than the par value of an Ordinary Share.

     4.4 Option Period. The option period for each Stock Option granted under this Article IV will terminate ten years from the Date of Grant. No Stock Option granted under this Article IV may be exercised at any time after its term.

      4.5 Payment. Full payment for shares purchased upon exercise of a Stock Option granted under this Article IV shall be made either in (i) cash,
(ii) by certified or cashier's check, (iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by cash or certified or cashier's check for the par value of the shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, or (v) by delivery of a copy of irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

     4.6 Exercise of Stock Option. Except only as specifically provided elsewhere in this Plan, each Stock Option granted under this Article IV shall be exercisable in the following cumulative installments:

       First installment. Up to 33-1/3% of the total optioned shares at any time after one (1) year following the Date of Grant.

      Second installment. Up to an additional 33-1/3% of the total optioned shares at any time after two (2) years following the Date of Grant.

       Third installment. Up to an additional 33-1/3% of the total optioned shares at any time after three (3) years following the Date of Grant.

         If an installment covers a fractional share, such installment will be rounded off to the next highest share, except for the final installment, which will be for the balance of the total optioned shares. No Stock Option granted under the Plan may be exercised at any time after ten years from the Date of Grant.

          Stock Options may not be exercised, nor may shares be issued under a Stock Option (i) until the Plan has been approved by the shareholders of the Company, if necessary to comply with Rule 16b-3 promulgated under the 1934 Act or with the applicable rules or regulations of any stock exchange or inter-dealer quotation system on which the Common Stock is listed or quoted or
(ii) if any necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

                                  ARTICLE V
                  Employees' and Advisors' Stock Options

        5.1 Eligibility. The Committee shall, from time to time, select the particular Employees (including any Employee who is also a Director or Officer) and Advisors to whom the Stock Options provided under this Article V are to be granted.

     5.2     Grant of Stock Options.  All grants of Stock Options under this
Article V shall be awarded by the Committee at such times and for such amounts as the Committee may determine. In the discretion of the Committee, any grant to an Employee may be in the form of an Incentive Stock Option. The grant of Stock Options shall be evidenced by Stock Option Agreements setting forth the total number of shares subject to each Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are consistent with the Plan.

       5.3 Option Exercise Price. The exercise price for a Stock Option granted under this Article V shall be determined by the Committee and shall be an amount not less than 100% of the Fair Market Value per Ordinary Share on the Date of Grant. Notwithstanding anything to the contrary in this Section 5.3, the exercise price of each Stock Option granted under the Plan shall not be less than the par value per share of an Ordinary Share.

     5.4 Option Period. The option period for each Stock Option granted under this Article V will begin and terminate on the respective dates specified by the Committee but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after its term. The Committee may provide that Stock Options granted under this Article V may be exercised in installments and upon such terms, conditions and restrictions as it may determine.

      5.5 Payment. Full payment for shares purchased upon exercise of a Stock Option shall be made in (i) cash, (ii) by certified or cashier's check,
(iii) if permitted by the Committee, by Ordinary Shares, (iv) if permitted by the Committee, and if permitted under applicable law, by cash or certified or cashier's check for the par value of the shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Ordinary Shares, or (v) by delivery of a copy of irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon exercise of the Stock Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in Ordinary Shares, those shares shall be valued at the then Fair Market Value.

     5.6 Exercise of Stock Option. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Stock Option Agreements. Except as otherwise contained herein, Stock Options may not be exercised, nor may shares be issued under a Stock Option (i) until the Plan has been approved by the shareholders of the Company, if necessary to comply with Rule 16b-3 or with the applicable rules or regulations of any stock exchange or inter-dealer quotation system on which the Ordinary Shares are listed or quoted or (ii) if any necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

         Subject to the provisions of Section 2.1, the foregoing paragraph and unless the Committee determines otherwise, the Stock Options granted hereunder shall be exercisable in the following cumulative installments:

      First installment. Up to 25% of the total optioned shares at any time after one (1) year following the Date of Grant.

          Second installment. Up to an additional 25% of the total optioned shares at any time after two (2) years following the Date of Grant.

          Third installment. Up to an additional 25% of the total optioned shares at any time after three (3) years following the Date of Grant.

          Fourth installment. Up to an additional 25% of the total optioned shares at any time after four (4) years following the Date of Grant.

          Notwithstanding the foregoing, the Committee shall have the right to accelerate the time at which any Stock Option granted under this Article V shall become exercisable. If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. No Stock Option granted under the Plan may be exercised at any time after ten years from the Date of Grant.

     Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option will be deemed exercised for purposes of the Plan when (i) written notice of exercise has been received by the Company (which notice shall set forth the number of Ordinary Shares with respect to which the Stock Option is to be exercised and the date of exercise thereof) and (ii) payment of the Option Exercise Price is received by the Company in accordance with Section 5.5 above; provided that, with respect to a cashless exercise of any Stock Option (in accordance with clause (v) of Section 5.5 above), such Stock Option will be deemed exercised for purposes of the Plan on the date of sale of the Ordinary Shares received upon exercise.

                                  ARTICLE VI
                   Limitations on Incentive Stock Options

       Notwithstanding the terms of Article V hereof, the following provisions of this Article VI shall apply to all Incentive Stock Options granted under the Plan.

      6.1 Stock Ownership Limitation. In the case of an Incentive Stock Option, the Stock Option Agreement shall include provisions that may be necessary to assure that the option is an incentive stock option under the Code. No Incentive Stock Option may be granted to an Employee who owns more than 10% of the total combined voting power of all classes of shares of the Company or its Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the Ordinary Shares on the Date of Grant and the option is not exercisable more than five years from the Date of Grant.

      6.2 Option Period. Notwithstanding the provisions of Sections 4.4 and 5.4 hereof, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of shares of the Company (or any Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant.

          6.3 Limitation on Exercise of Incentive Stock Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code.

      6.4 Limitation on Incentive Stock Option Characterization. To the extent that any Stock Option fails to qualify as an Incentive Stock Option, such Stock Option will be considered a Nonqualified Stock Option.

                                 ARTICLE VII
                    Termination of Employment or Service

          In the event a Participant who is an Employee of the Company or any Subsidiary shall cease to be employed by the Company or a Subsidiary, or a Participant who is a Director or Advisor, shall cease to serve as a Director or Advisor, for any reason other than death, retirement, Disability or for cause, (i) the Committee shall have the ability to accelerate the vesting of the Participant's Stock Option (other than a Non-discretionary Stock Option) in its sole discretion, and (ii) such Participant's Stock Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as a Director or Advisor, or, if the Committee, in its discretion, has accelerated the vesting of such Stock Option, to the extent exercisable following such acceleration) (a) if such Stock Option is an Incentive Stock Option, at any time within three months after the date of termination of employment, unless by its terms the Stock Option expires earlier; or (b) if such Stock Option is a Nonqualified Stock Option, at any time within one year after the date of termination of employment or service as a Director or Advisor, unless by its terms the Stock Option expires earlier or unless the Committee agrees, in its sole discretion (except with respect to Non-discretionary Stock Options), to further extend the term of such Nonqualified Stock Option; provided that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. In addition, a Participant's Stock Option may be exercised as follows in the event such Participant ceases to serve as an Employee, Director or Advisor due to death, disability, retirement or for cause:

         (a) Death. Except as otherwise limited by the Committee at the time of the grant of a Stock Option, if a Participant dies while employed by the Company or a Subsidiary, or while serving as a Director or Advisor, or within three months after ceasing to be an Employee, Director or Advisor, his Stock Option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner or the Committee agrees, in its sole discretion, to further extend the term of such Stock Option (other than an Incentive Stock Option); provided that the term of any such Stock Option shall not be extended beyond its initial term. During such period, the Stock Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Participant's personal representative or by the distributees to whom the Participant's rights under the Stock Option shall pass by will or by the laws of descent and distribution.

          (b) Retirement. If a Participant ceases to be employed by the Company or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of retirement, (i) the Committee shall have the ability to accelerate the vesting of the Participant's Stock Option (other than a Non-discretionary Stock Option, which shall automatically be accelerated) in its sole discretion, and (ii) the Participant's Stock Option shall be exercisable (to the extent exercisable on the effective date of such retirement or, if the vesting of such Stock Option has been accelerated, to the extent exercisable following such acceleration) (a) if such Stock Option is an Incentive Stock Option, at any time three months after the effective date of such retirement, unless by its terms the Stock Option expires earlier, and (b) if such Stock Option is a Nonqualified Stock Option, at any time within one year after the effective date of such retirement, unless by its terms the Stock Option expires sooner or the Committee agrees, in its sole discretion (except with respect to Non-discretionary Stock Options), to further extend the term of such Nonqualified Stock Option; provided that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term.

          (c) Disability. If a Participant ceases to be employed by the Company or a Subsidiary, or ceases to serve as a Director or Advisor, as a result of Disability, the Participant's Stock Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless the Committee agrees, in its sole discretion, to extend the term of such Stock Option (other than an Incentive Stock Option or Non-discretionary Stock Option); provided that the term of any Stock Option shall not be extended beyond its initial term.

        (d) Cause. If a Participant ceases to be employed by the Company or a Subsidiary, or ceases to serve as a Director or Advisor, because the Participant is terminated for Cause, the Participant's Stock Option shall automatically expire unless the Committee otherwise agrees in its sole discretion.

                                 ARTICLE VIII
                        Amendment or Discontinuance

        The Plan may be amended or discontinued by the Board, or, if the Board has specifically delegated this authority to the Committee, by the Committee, without the approval of the shareholders or Participants; provided that no amendment shall be made without approval of the shareholders of the Company if such approval is required under the Code, Rule 16b-3, the requirements of any exchange upon which the Company's securities are listed, or any other applicable law or regulation. In addition, no termination or amendment of the Plan may, without the consent of the Participant to whom any Stock Option has theretofore been granted, adversely affect the rights of such Participant with respect to such Stock Option. The Board may not amend the provisions of
Article IV more than once during any six month period unless to comply with changes in the Code or ERISA, or any rules or regulations promulgated thereunder. In addition, notwithstanding the foregoing, neither the Board nor the Committee may substitute new Stock Options for previously granted Stock Options where such new Stock Options would have a lower exercise price than such previously granted Stock Options unless the shareholders of the Company approve such substitution.

                                  ARTICLE IX
                             Effect of the Plan

          Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Officer or Employee any right to be granted a Stock Option to purchase or receive Ordinary Shares of the Company or any other rights except as may be evidenced by a Stock Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and upon the terms and conditions expressly set forth therein.
                                  ARTICLE X
                                    Term

          The Plan shall be submitted to the Company's shareholders for their approval; however, Stock Options may be granted under the Plan prior to the time of shareholder approval. Unless sooner terminated by action of the Board, the Plan will terminate on the 15th day of September, 2003. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.




                                  ARTICLE XI
                            Capital Adjustments

       If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding Ordinary Shares through the declaration of a share dividend or through any recapitalization resulting in a stock split, combination, or exchange of Ordinary Shares, then and in such event:

                   (i) An appropriate adjustment shall be made in the maximum number of Ordinary Shares then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares shall continue to be subject to being so awarded;

               (ii) An appropriate adjustment shall be made in the number of Ordinary Shares subject to being awarded to each Non-Employee Director of the Company under Article IV, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares shall continue to be subject to being so awarded; and

                 (iii) Appropriate adjustments shall be made in the number of Ordinary Shares and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding Ordinary Shares in each instance shall remain subject to purchase at the same aggregate exercise price.

     Any fractional shares resulting from any adjustment made pursuant to this
Article XI shall be rounded to the nearer whole share for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of any class, or securities convertible into shares of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Ordinary Shares then subject to outstanding Stock Options granted under the Plan.

                                 ARTICLE XII
                 Recapitalization, Merger and Consolidation

                  (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, share exchange or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares ranking prior to or otherwise affecting the Ordinary Shares or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            (b) Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger, share exchange or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of Ordinary Shares subject to the Stock Option would have been entitled.

           (c) In the event of any merger, share exchange or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Ordinary Share subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of shares or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect of each Ordinary Share held by them, such outstanding Stock Options to be thereafter exercisable for such shares, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, all such Stock Options may be cancelled by the Board as of the effective date of any such reorganization, merger or consolidation, or of any proposed sale of substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, whether or not vested in accordance with their original terms.

             (d) In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.

                (e) In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise thereof (in lieu of each Ordinary Share which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Ordinary Share. In the event that the Company shall, at any time prior to the expiration of any Stock Option make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the Ordinary Shares (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per Ordinary Share.

          (f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Committee shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                 ARTICLE XIII
                 Options in Substitution for Stock Options
                       Granted by Other Corporations

          Stock Options may be granted under the Plan from time to time in substitution for stock options held by employees of a corporation who become or are about to become Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary or a sale of substantially all of the assets of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                 ARTICLE XIV
                          Miscellaneous Provisions

     14.1     Transferability of Stock Options.

        (a) Incentive Stock Options. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Stock Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Company may waive or modify any limitation contained in this Section 14.1 that is not required for compliance with Section 422 of the Code.

     (b)     Nonqualified Stock Options.

               (1) Participants Other Than Reporting Participants. With respect to Nonqualified Stock Options granted hereunder to any Participant who is not a Reporting Participant, the Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) such provisions regarding transferability of the Nonqualified Stock Options as the Committee, in its sole discretion, deems appropriate.

          (2) Reporting Participants. Except as may be specified by the Committee in accordance with the following paragraph, a Nonqualified Stock Option granted to a Reporting Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by a Reporting Participant of a beneficiary will not constitute a transfer of the Stock Option.

               The Committee may, in its sole discretion, provide in any Stock Option Agreement (or in an amendment to any existing Stock Option Agreement) that Nonqualified Stock Options granted hereunder to a Reporting Participant may be transferred to members of the Reporting Participant's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer. The
Committee may waive or modify any limitation contained in this Section 14.1(b)(2) that is not required for compliance with Rule 16b-3.

          14.2 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the Ordinary Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

       14.3 No Right to Continue Employment. Nothing in the Plan or the grant of any Stock Option confers upon any Employee the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any Employee at any time (subject to any contract rights of such Employee).

     14.4 Shareholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a shareholder except with respect to shares which have been actually issued.

     14.5     Tax Withholding.

          (a) Whenever Ordinary Shares are to be issued in satisfaction of a Stock Option granted hereunder, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

               (b) When a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a Stock Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of Ordinary Shares already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) through the withholding by the Company ("Company Withholding") of a portion of the Ordinary Shares acquired upon the exercise of the Stock Options (provided that, with respect to any Stock Option held by a Reporting Participant, at least six months has elapsed between the Date of Grant of such Stock Option and the exercise involving tax withholding) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion; provided that a Reporting Participant shall not be permitted to satisfy his or her withholding obligation through Company Withholding unless required to do so by the Committee, in its sole discretion. The Committee may waive or modify any limitation contained in this Section that is not required for compliance with Rule 16b-3.


          (c) As a condition to the issuance of Ordinary Shares covered by any Incentive Stock Option, the party exercising such Stock Option shall give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the
Code.    If  and  to  the  extent  that  the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Ordinary Shares covered by an Incentive Stock Option that the party exercising such Stock Option give a satisfactory written representation promising to make such a remittance.

          14.6 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     14.7 Government Regulations. Notwithstanding any of the provisions hereof, or of any written agreements evidencing Stock Options granted hereunder, the obligation of the Company to sell and deliver shares shall be subject to all applicable laws, rules and regulations and to such approvals by any government agencies or national securities exchanges as may be required. The Participant shall agree not to exercise any Stock Option, and the Company shall not be obligated to issue any shares, if the exercise thereof or if the issuance of shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority.



     IN WITNESS WHEREOF, the Company has caused this instrument to be executed effective as of the 9th day of April, 1996.



                                   TRITON ENERGY LIMITED


                                   By:     /s/ Robert B. Holland, III
                                               Robert B. Holland, III
                                       Sr. Vice President, General Counsel
                                          and Secretary


Attest:


/s/Tamera D. Gibson
Tamera D. Gibson, Asst. Secretary